Exhibit 99.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                                  SECTION 1350,

                             AS ADOPTED PURSUANT TO

                    SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002



     In  connection  with  the  Form  10-K  of  Cognizant  Technology  Solutions
Corproration (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Wijeyaraj Mahadeva, Chairman of the Board and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Wijeyaraj Mahadeva
Dated: March 14, 2003                    -----------------------------
                                         Wijeyaraj Mahadeva,
                                         Chairman of the Board and Chief
                                         Executive
                                         Officer (Principal Executive Officer)





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                       CERTIFICATION PURSUANT TO 18 U.S.C.
                                  SECTION 1350,

                             AS ADOPTED PURSUANT TO

                    SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002



     In connection with the Form 10-K Cognizant Technology Solutions Corporation (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon Coburn, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Gordon Coburn
Dated:  March 14, 2003                  ----------------------------
                                        Gordon Coburn,
                                        Chief Financial Officer and Treasurer
                                        (Principal Financial and Accounting
                                         Officer)